Exhibit 10.5

FIRST AMENDED AND RESTATED

PROMISSORY NOTE

$20,240,000.00

December 15, 2014

Chicago, Illinois

FOR VALUE RECEIVED, IREIT BRANSON HILLS, L.L.C., a Delaware limited liability company ("Borrower") hereby promises to pay to the order of PNC BANK, NATIONAL ASSOCIATION, a national banking association ("Lender"), the principal sum of TWENTY MILLION TWO HUNDRED FORTY THOUSAND AND NO/100 DOLLARS ($20,240,000.00), plus interest from the date hereof on the unpaid principal balance outstanding from time to time computed on the basis of the actual number of days elapsed in a year of three hundred sixty (360) days at such interest rates for the Loan as set forth in the Loan Agreement (as defined herein), until the Maturity Date, whether by acceleration or otherwise.

In no event shall the interest rate exceed the maximum rate allowed by law; any interest payment which would for any reason be deemed unlawful under applicable law shall be applied to principal.

Interest will be computed on the unpaid principal balance hereof from the date of disbursement of the proceeds of the Loan.

Until the Maturity Date, Borrower will pay principal and interest on the unpaid principal balance of the Loan outstanding from time to time in such amounts, at such interest rates and at such times as are specified in the Loan Agreement. All principal and accrued and unpaid interest hereunder shall be due and payable on the Maturity Date. After the Maturity Date (including the earlier acceleration of the indebtedness evidenced by this Note), or if said indebtedness has not been accelerated, during any period in which an Event of Default (as hereinafter defined) exists under this Note or any of the Loan Documents, Borrower shall pay interest on the balance of principal remaining unpaid during any such period at an annual rate equal to the Default Rate (as such term is defined in the Loan Agreement and incorporated herein by this reference). The interest accruing under this paragraph shall be immediately due and payable by Borrower to the holder of this Note and shall be additional indebtedness evidenced by this Note.

In the event any payment of interest or principal due hereunder is not made within ten (10) days following the date when such payment is due in accordance with the terms hereof, then, in addition to the payment of the amount so due, Borrower shall pay to Lender a "late charge" equal to five percent (5%) of the amount overdue in order to defray part of the cost of collection and handling such late charge. The Borrower agrees that the damages to be sustained by the holder hereof for the detriment caused by any late payment is extremely difficult and impractical to ascertain, and that the amount of five percent (5%) of the amount overdue is a reasonable estimate of such damages, does not constitute interest, and is not a penalty. The final payment of the entire Debt due and payable on the Maturity Date shall not be subject to the "late charge" provided for in this paragraph.

1

All payments of principal and interest hereunder shall be paid in coin or currency which, at the time or times of payment, is the legal tender for public and private debts in the United States of America and shall be made at such place as Lender or the legal holder or holders of this Note may from time to time appoint, and in the absence of such appointment, then at the offices of Lender, One North Franklin Street, Suite 2150, Chicago, Illinois 60606. Any payment submitted in funds not available until collected shall continue to bear interest until collected. If payment hereunder becomes due and payable on a Saturday, Sunday or legal holiday under the laws of the State of Illinois, the due date thereof shall be extended to the next succeeding business day and interest shall be payable thereon at the then applicable interest rate during such extension.

The Borrower acknowledges and agrees (i) that this Note evidences a business loan for the purpose of financing a commercial enterprise carried on for the purpose of investment or profit within the purview of Section 205/4, Chapter 815, of the Illinois Compiled Statutes and is not subject to any usury law or limitation of the State of Illinois, and (ii) the obligation evidenced by this Note is an exempt transaction under the Federal Truth-in-Lending Act, 15 U.S.C., Section 1601, et seq.

This Note is the Note evidencing the Loan referred to in, and is issued pursuant to that certain Loan Agreement dated as of May 9, 2012 by and between KRG Branson Hills, LLC, a Delaware limited liability company, formerly known as Inland Diversified Branson Hills, L.L.C. (the "Original Borrower") and Lender, as amended by that certain Consent to Merger, Assumption and First Loan Modification Agreement made effective as of July 1, 2014 executed by and among Original Borrower, Inland Diversified Real Estate Trust, Inc., a Maryland corporation ("Original Guarantor"), Kite Realty Group, L.P., a Delaware limited partnership ("Guarantor") and Lender (the "Consent to Merger, Assumption and First Loan Modification") and by that certain Consent to Sale, Assumptions and Second Loan Modification Agreement dated as of even date herewith executed by and among the Original Borrower, the Borrower, Guarantor, Inland Real Estate Income Trust, Inc., a Maryland corporation (the "Replacement Guarantor") and Lender (the "Consent to Sale, Assumptions and Second Loan Modification") (as amended aforesaid collectively, the "Loan Agreement"), and is entitled to the benefits of and subject to the provisions of the Loan Agreement. The Loan Agreement, among other things, contains provisions for acceleration of the maturity of this Note upon the happening of certain stated events and also for prepayments on account of the principal hereof prior to the maturity hereof upon the terms and conditions specified in the Loan Agreement as may be amended from time to time. All of the terms, covenants and conditions of the Loan Agreement and the Loan Documents are hereby made a part of this Note and are deemed incorporated herein in full. All capitalized terms used herein, unless otherwise specifically defined in this Note, shall have the meanings ascribed to them in the Loan Agreement.

The payment of this Note is secured by, among other things, the Mortgage, the other Loan Documents and any other agreements executed and delivered in connection with this Note.

2

Subject to the terms of any applicable Interest Rate Agreement and Borrower's indemnification obligations under Section 1.5(b) of the Loan Agreement, the Borrower may voluntarily prepay the principal balance of this Note, in whole or part, without penalty or premium, at any time on or after the date hereof. The Borrower shall pay to the Lender all accrued and unpaid interest through the date of such prepayment on the principal balance prepaid. All prepayments shall be applied to the installments of principal and interest due hereunder in the inverse order of maturity.

Upon the occurrence of an Event of Default, any deposits or other sums at any time credited by or payable or due from Lender to Borrower, or any monies, cash, cash equivalents, securities, instruments, documents or other assets of Borrower in the possession or control of Lender or its bailee for any purpose, may be reduced to cash and applied by Lender to or set off by Lender against the amounts due hereunder.

The occurrence of an Event of Default under Article VII of the Loan Agreement shall constitute an "Event of Default" under this Note.

Upon the occurrence of an Event of Default, at Lender's option, without notice by Lender to or demand by Lender of the Borrower, (i) the unpaid principal balance and accrued interest on this Note shall be immediately due and payable; (ii) Lender may exercise any one or more of the rights and remedies under the Loan Agreement or the Loan Documents or accruing to a secured party under the Uniform Commercial Code of the relevant jurisdiction and any other applicable law upon default by a debtor. The rights, remedies and powers of the holder hereof, as provided in this Note, the Loan Agreement and in all of the other Loan Documents are cumulative and concurrent, and may be pursued singly, successively or together against Borrowers, any guarantor, and any security given at any time to secure the repayment hereof, all at the sole discretion of the holder hereof. If any suit or action is instituted or attorneys are employed to collect this Note or any part thereof, the Borrower promises and agrees to pay all costs of collection, including reasonable attorneys' fees and court costs.

The Borrower is liable to the Lender for all costs and expenses of every kind incurred in the making or collection of this Note, including, -without limitation, reasonable -attorneys' fees and court costs. These costs and expenses shall include, without limitation, any costs or expenses incurred by the Lender in any bankruptcy, reorganization, insolvency or other similar proceeding.

Each endorser and any other party liable on this Note severally waives demand, presentment, notice of dishonor and protest, and consents to any extension or postponement of time of its payment without limit as to the number or period, to any substitution, exchange or release of all or any part of the security for this Note, to the addition of any party, and to the release or discharge of, or suspension of any rights and remedies against, any person who may be liable for the payment of this Note. No delay on the part of the Lender in the exercise of any right or remedy shall operate as a waiver. No single or partial exercise by the Lender of any right or remedy shall preclude any other future exercise of it or the exercise of any right or remedy. No waiver or indulgence by the Lender of any default shall be effective unless in writing and signed by the Lender, nor shall a waiver on one occasion be construed as a bar to or waiver of that right on any future occasion.

3

This Note shall be binding on Borrower and Borrower's successors, and shall inure to the benefit of the Lender and its successors and assigns. The terms, "Borrower" and "Borrowers" as used herein shall mean all parties signing this Note, and each one of them, and all such parties and their respective successors and assigns shall be jointly and severally obligated hereunder. Any reference to the Lender shall include any holder of this Note. This Note is delivered in the State of Illinois and governed by Illinois law. This Note and the Loan Documents embody the entire agreement between Borrower and the Lender regarding the terms of the Loan evidenced by this Note and supersede all oral statements and prior writings relating to the Loan.

THE BORROWER HEREBY AGREES THAT ANY LEGAL SUIT, ACTION OR PROCEEDING BROUGHT BY THE BORROWER AND/OR ANY GUARANTOR OF THE LOAN OR ANY AFFILIATE THEREOF AGAINST LENDER (OTHER THAN COMPULSORY COUNTERCLAIMS PERMITTED HEREUNDER IN CONNECTION WITH ANY ACTION, SUIT OR PROCEEDING COMMENCED BY LENDER IN A JURISDICTION OUTSIDE OF ILLINOIS) ARISING OUT OF OR RELATING TO ANY OF THE LOAN, THIS NOTE OR ANY OF THE OTHER LOAN DOCUMENTS OR RELATING TO THE PROPERTY SHALL ONLY BE INSTITUTED BY THE BORROWER OR ANY GUARANTOR OR ANY AFFILIATE THEREOF IN COURTS OF THE STATE OF ILLINOIS LOCATED IN THE CITY OF CHICAGO, COUNTY OF COOK, STATE OF ILLINOIS OR THE UNITED STATES DISTRICT COURT LOCATED IN THE CITY OF CHICAGO, ILLINOIS. THE BORROWER HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT TO BRING ANY LEGAL OR EQUITABLE SUIT, ACTION OR PROCEEDING AGAINST LENDER ARISING OUT OF OR RELATING TO THE LOAN, THIS NOTE OR ANY OF THE OTHER LOAN DOCUMENTS OR RELATING TO THE PROPERTY IN ANY OTHER COURT OTHER THAN COURTS OF THE STATE OF ILLINOIS LOCATED IN THE CITY OF CHICAGO, ILLINOIS OR THE UNITED STATES DISTRICT COURT LOCATED IN THE CITY OF CHICAGO, ILLINOIS.

WITH RESPECT TO ANY CLAIM OR ACTION ARISING HEREUNDER OR UNDER THE OTHER LOAN DOCUMENTS, THE BORROWER (I) IRREVOCABLY SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF ILLINOIS AND THE UNITED STATES DISTRICT COURT LOCATED IN THE CITY OF CHICAGO, ILLINOIS, (II) AGREES THAT ALL SUCH CLAIMS OR ACTIONS MAY BE HEARD AND DETERMINED IN SUCH COURTS OF THE STATE OF ILLINOIS OR, TO THE EXTENT PERMITTED BY LAW, IN SUCH FEDERAL COURT AND (III) IRREVOCABLY WAIVES ANY (A) OBJECTION WHICH IT MAY HAVE AT ANY TIME TO THE LAYING OF VENUE OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS NOTE OR ANY OTHER LOAN DOCUMENTS BROUGHT IN ANY SUCH COURT AND (B) ANY CLAIM THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. NOTHING IN THIS NOTE WILL BE DEEMED TO PRECLUDE LENDER FROM BRINGING AN ACTION OR PROCEEDING WITH RESPECT HERETO IN ANY OTHER JURISDICTION.

4

THE BORROWER WILL MAINTAIN AN AGENT FOR SERVICE OF PROCESS IN ILLINOIS AND GIVE PROMPT NOTICE TO LENDER OF THE NAME AND ADDRESS OF ANY NEW AGENT APPOINTED BY IT. THE BORROWER FURTHER AGREES THAT THE FAILURE OF ITS AGENT FOR SERVICE OF PROCESS TO GIVE THEM NOTICE OF ANY SERVICE OF PROCESS WILL NOT IMPAIR OR AFFECT THE VALIDITY OF SUCH SERVICE OR OF ANY JUDGMENT BASED THEREON.

THE BORROWER HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY FOR ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (A) ARISING UNDER THIS NOTE OR THE LOAN DOCUMENTS OR (B) IN ANY WAY RELATING TO THE LOAN, THE LOAN DOCUMENTS OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THEREWITH, OR THE TRANSACTIONS RELATED HERETO OR THERETO, IN EACH CASE WHETHER SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION IS NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE.

In the event one or more of the provisions contained in this Note shall for any reason be held to be invalid, illegal or unenforceable in any respect by a court of competent jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision of this Note, and this Note shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein or therein

Lender shall in no event be construed for any purpose to be a partner, joint venturer, agent or associate of the Borrower or any beneficiary thereof or of any lessee, operator, concessionaire or licensee of the Borrower or any beneficiary thereof in the conduct of their respective businesses, and by the execution of this Note, the Borrower agrees to indemnify, defend, and hold Lender harmless from and against any and all damages, costs, expenses and liability that may be incurred by Lender as a result of a claim that Lender is such partner, joint venturer, agent or associate.

5

This First Amended and Restated Promissory Note is executed and delivered: (a) as an amendment, extension and restatement of, and replacement and substitution for, but not in payment of, that certain Promissory Note dated as of May 9, 2012 in the original principal amount of TWENTY MILLION THREE HUNDRED THOUSAND AND NO/100 DOLLARS ($20,300,000.00) executed by the Original Borrower and made payable to the order of Lender (the "Existing Note"); and (b) to evidence the Borrower's assumption of all of the obligations of the Original Borrower under the Existing Note, as amended, restated and replaced by this First Amended and Restated Promissory Note. The indebtedness evidenced by the Existing Note is continuing indebtedness evidenced hereby, and nothing herein shall be deemed to constitute a payment, settlement or novation of the Existing Note, or release or otherwise adversely affect any lien, mortgage, or security interest securing such indebtedness or any rights of the Lender against the Original Borrower, the Borrower, any guarantor, surety or other party primarily or secondarily liable for such indebtedness. All amounts outstanding under the Existing Note shall be automatically transferred to, and be deemed to be outstanding under this First Amended and Restated Promissory Note which is hereby assumed by Borrower in full. The Borrower assumed the liabilities and obligations of the Original Borrower under the Loan Agreement and the Loan Documents pursuant and to the extent provided in Paragraph 5 of the Consent to Sale, Assumptions and Second Loan Modification.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK;

SIGNATURE PAGE IMMEDIATELY FOLLOWS]

6

IN WITNESS WHEREOF, Borrower has executed this First Amended and Restated Promissory Note as of the day and year first written above.

IREIT BRANSON HILLS, L.L.C., a Delaware limited liability company

By:	Inland Real Estate Income Trust, Inc., a Maryland corporation
Its:	Sole Member

By:	/s/ David Z. Lichterman
Print Name:	David Z. Lichterman
Its:	Vice President, Treasurer & CAO

Execution Page to First Amended and

Restated Promissory Note